SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 12, 2004

Dex Media, Inc.

(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

001-32249	14-1855759
(Commission File Number)	(IRS Employer Identification No.)

198 Inverness Drive West
Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 784-2900

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits

99.1	Press release, dated August 12, 2004.

Item 12. Results of Operations and Financial Condition.

In a press release, dated August 12, 2004, Dex Media, Inc. reported its financial results for the three months ended June 30, 2004. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Dex Media, Inc. has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 12, 2004

DEX MEDIA, INC.
By:	/S/ ROBERT M. NEUMEISTER, JR.
Robert M. Neumeister, Jr.
Chief Financial Officer and Executive Vice President

Exhibit Index

99.1	Press release, dated August 12, 2004.